Accounts Payable and Accrued Expenses - Schedule of Accounts Payable and Accrued Expenses (Detail) - USD ($) $ in Thousands	Sep. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Accounts Payable and Accrued Expenses
Accounts payable	$ 2,541	$ 11,583	$ 9,604
Accrued research projects	1,490	4,343	5,200
Accrued compensation and benefits	1,173	6,519	5,219
Accrued professional fees and other	1,418	3,147	1,517
Total	$ 6,622	$ 25,592	$ 21,540